CORPORATE GUARANTY AGREEMENT

State of Georgia
County of  Dekalb

In consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, and to induce Presidential Financial Corporation (hereinafter referred to as “Lender" to extend credit to OE Source, L.C. (hereinafter referred to as “Borrower”) and/or to renew or extend, in whole or in part, loans or discounts already contracted for by Borrower, and/or from time to time to make loans to Borrower and/or enter into with Borrower any agreement with regard to the assignment and/or financing of accounts, which extensions, renewals, and other financial accommodations to Borrower will be of direct financial benefit to the undersigned, the undersigned, jointly and severally, do hereby unconditionally guarantee to Lender and to its endorsers, transferees, successors and assigns, of either this Guaranty or any of the Obligations (as hereinafter defined) secured hereby, the due and punctual payment in full of all principal of and interest and premium, if any, on, and all other amounts in respect of all Obligations of Borrower to Lender of any and every kind or character, according to their respective terms, and do agree that if such Obligations, or any of them, are not timely performed or paid by Borrower, the undersigned will immediately perform and/or pay such Obligations according to respective terms

The “Obligations” covered by this Guaranty include all obligations of Borrower to Lender now existing or hereafter coming into existence, including, but not limited to, all obligations of Borrower to Lender arising under or pertaining to: any agreement regarding accounts receivable; any security device; any promissory note; any loan, advance, over-advance, and/or account; any and all other indebtedness and obligations of Borrower to Lender however evidenced or arising; and any renewals or extensions, in whole or in part, of any of the obligations heretofore described, together with all damages, losses, costs, interest, charges, expenses and liabilities of every kind, nature and description suffered or incurred by Lender, arising in any manner out of or in a way connected with, or growing out of said Obligations of Borrower to Lender. This is a continuing guaranty and shall remain in force until a written notice revoking it has been received by Lender via USPS Certified Mail to the following address:  Caller Service #105100, Tucker, GA 30085-5100, but such revocation shall not release the undersigned from liability for any and all Obligations of the principal then in existence, or from any renewals or extensions thereof, in whole or in part, and whether such renewals are made before or after such revocation.

The undersigned hereby consent and agree that Lender may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account securing any of the Obligations covered by this Guaranty, or substitute any collateral so held by it for other collateral of like kind or of any kind without notice to or further consent from the undersigned and such surrender or substitution shall not in any way affect the liability of the undersigned hereunder.  The undersigned shall not be discharged from their obligations and undertakings hereunder in the event Lender releases or agrees not to sue any person against whom the undersigned has, to the knowledge of Lender, a right of recourse or in the event Lender agrees to suspend its rights to enforce any promissory note(s) signed by Borrower, or any guaranty given by any other person, or any of Lender's rights in the collateral given by Borrower to secure the loans made by Lender.  Lender shall be under no duty to exercise all or any rights and remedies given by any note or agreement signed by Borrower, nor given by any other guaranty given to Lender to secure Borrower's indebtedness to Lender, as a condition or requirement of enforcing this Guaranty.

The undersigned hereby waive any right to direct apportionment of payments provided for in O.C.G.A. Section 13-4-42.  The undersigned further consent and agree that lender shall have the right to apportion said payments at its election and in its sole discretion.  The undersigned waive any further notice of election by Lender.

The undersigned waive notice of: the creation of any of the Obligations, notice of nonpayment or default by Borrower under any of the Obligations or under any agreement now or hereafter existing between Borrower and Lender; notice of presentment, demand, dishonor, or protest; notice of acceptance of this Guaranty or of the creation or extension or renewal of any Obligations of Borrower to which this Guaranty relates; and any other notices whatsoever; and agrees that no modification of any of the Obligations, and that no waiver, extension, renewal, indulgence, settlement, compromise or failure to exercise due diligence in collection, for any period or periods whether or not longer than the original period, nor any surrender, substitution or release of any other person directly or indirectly liable for any of the Obligations, or of any collateral security given by Borrower, shall release the undersigned from any of the indebtedness then accrued or thereafter to accrue under this Guaranty or any part thereof.  In the event any claim hereunder is collected by law or through an attorney-at-law, the undersigned shall be liable to Lender for attorneys' fees equal to lesser of: (a) actual fees and expenses or (b) the greater of (i) fifteen percent (15%) of the Obligations or (ii) the maximum amount permitted by law then in effect.

The undersigned hereby subordinates any right of contribution, reimbursement, recourse, indemnity, subrogation and any other 'claim,' as that term is defined in Title 11 of the United States Code (hereinafter referred to as the 'Bankruptcy Code'), which the undersigned might now have or hereafter acquire, against Borrower or Borrower's estate, which arise from the existence or performance of the Obligations of the undersigned under this Guaranty.  In the event that the Borrower files a petition under the Bankruptcy Code or is the subject of an involuntary petition filed under the Bankruptcy Code, then the Obligations covered by this Guaranty shall include all Obligations of the Debtor, Debtor-in-Possession, or a trustee in bankruptcy to the Lender.  The Obligations of the undersigned shall not be considered fully paid, performed, and discharged unless and until all payments by Borrower to Lender are no longer subject to any right of any person (including, without limitation, any Debtor, Debtor-in-Possession or any trustee in bankruptcy) to set aside such payments, or to seek to recoup the amount of such payments or any part thereof.  Without limiting the generality of the foregoing, the above-referenced right shall include, but is not limited to, any right to recover preferences avoidable under the Bankruptcy Code.  If any such payments by the Borrower to the Lender are set aside, in whole or in part, or are settled by Lender (the terms and conditions of any such settlement to be determined in Lender's absolute discretion), then to the extent of such settlement, the undersigned shall indemnify and be liable for the full amount Lender so pays together with costs, interest, attorneys' fees and any and all expenses which Lender pays or incurs in connection therewith.

The undersigned agree that no act or omission on the part of Lender shall in any way affect or impair this Guaranty.  The undersigned hereby waive the right to require the holder of the Obligations guaranteed to take action against the principal as provided for in O.C.G.A. Section 10-7-24.

This Guaranty is made subject to all terms, conditions, agreements, or stipulations contained in the agreements, instruments and other documents evidencing the Obligations hereby guaranteed, which are hereby expressly incorporated herein, and the undersigned agrees that the terms, conditions and provisions of any agreements, instruments or other documents which may be executed by Borrower to evidence such Obligations in the future shall simultaneously with their execution, become a part of this Guaranty.

The undersigned and each of them waive and renounce each for himself and family any and all homestead or exemption rights either of them may have under or by virtue of the constitution or laws of Georgia, any other state, or the United States, against the liabilities and Obligations hereby created, and do hereby, jointly and severally, transfer, convey and assign to Lender or holder hereof a sufficient amount of any homestead or exemption that may be allowed to the undersigned, or any of them, including such homestead or exemption as may be set apart in bankruptcy to pay this obligation in full, with all costs of collection; and each of the undersigned hereby directs the trustee in bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money so set apart as exempt to pay the obligation hereby created.

Where the Obligations of Borrower hereby guaranteed is an obligation of a corporation, this Guaranty is to cover all Obligations to Lender purporting to be made in behalf of Borrower by an officer or agent of Borrower without regard to the actual authority of such officer or agent.  The term "corporation'or Borrower shall include associations of all kinds and all purported corporations whether correctly and legally natural persons.  This agreement binds any natural person's heirs, administrators and executors, and where a corporation, its successors and assigns.  Where signed by more than one person, the singular term 'undersigned' shall include the plural, and their obligation shall be joint and several.

The undersigned agree that this Guaranty shall be governed by and construed and enforced according to the laws of the State of Georgia.  Wherever possible each provision of the Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be effective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of the Guaranty.  The undersigned irrevocably consents that any legal action or proceeding against it under, arising out of, or in any manner related to this agreement may be brought in any court in Dekalb County, Georgia.  The undersigned, by the execution and delivery of this agreement, expressly and irrevocably assents to and submits to the personal jurisdiction of such court in any such action or proceeding.  The undersigned hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of jurisdiction and proper venue or forum non conveniens or any similar defense.

IN WITNESS WHEREOF, the undersigned, intending to be jointly and severally bound hereby, as hereinabove described, have caused this Guaranty to be signed by their duly authorized officers, and their seals affixed this the twenty-sixth day of August, 2008 at Tucker, Georgia.

ATTEST:	GENERAL AUTOMOTIVE COMPANY

By:
SEAL	Name:	Harry Christenson
	Title:	Chief Financial Officer

ACCEPTANCE

The foregoing guaranty is accepted in Atlanta, Georgia, this twenty-sixth day of August, 2008.

PRESIDENTIAL FINANCIAL CORPORATION

By:
            Senior Vice President